                                 [COVER IMAGE]

                                      AIM
                              MID CAP EQUITY FUND

[AIM LOGO APPEARS HERE]           ANNUAL REPORT                DECEMBER 31, 1998


                 INVEST WITH DISCIPLINE--Registered Trademark--

                                [ COVER IMAGE ]

                 ----------------------------------------------

               TENDING THE GARDEN BY KONSTANTIN RODKO (1908-1995)

          THIS CHARMING FOLK-ART PAINTING BY KONSTANTIN RODKO DEPICTS

         AN ATTENTIVE GARDENER CARING FOR HER TIDY CROP. LIKE A GARDEN-

           ER, FUND MANAGERS LOOK FOR GROWING COMPANIES THAT MAY ONE

                      DAY BLOSSOM INTO MAJOR CORPORATIONS.

                 ----------------------------------------------

AIM Mid Cap Equity Fund seeks long-term growth of capital by investing primarily in the equity securities of mid-cap companies.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Equity Fund (formerly GT Global America Mid Cap Growth Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 12/31/98 the Fund paid distributions of $.99 per share for each class of shares.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares will differ from that of Class A shares due to differences in sales charge structure and Class expenses.
o Advisor Class shares are not sold directly to the general public and are available only through certain employee benefit plans, financial institutions, and other entities that have entered into specific agreements with the Fund's Distributor. Please see the Fund's prospectus for more complete information.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o The Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o The Standard & Poor's 400 Mid-Cap Index (S&P 400) is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies.
o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Russell Midcap Index comprises the capitalization-weighted average price of 800 selected common stocks of medium-size domestic companies. Its performance includes the effect of reinvested dividends and is measured in U.S. dollars.
o The Russell 2000 is an unmanaged index generally considered representative of small-capitalization stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
              THAT YOU COULD LOSE A PORTION OR ALL OF YOUR MONEY.


   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.



                            AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   As the fiscal year opened, markets were recovering from the
    [PHOTO OF      concerns produced by financial crises in Asia during 1997,
   Charles T.      and this optimism early in 1998 led several market indexes to
     Bauer,        all-time highs in spring and early summer. However, the year
  Chairman of      was to bring two particularly serious financial shocks, first
  the Board of     the debt default by Russia, and later the gathering crisis in
    THE FUND       Brazil, which devalued its currency shortly after the fiscal
  APPEARS HERE]    year closed. The result was another year of significant
                   market volatility here and abroad.
                        Optimism yielded to pessimism over the summer amid
                   global financial crises and a widespread decline in U.S.
                   corporate earnings growth. Particularly from July through October, a major market correction for equities, including previously high-flying blue chips, bolstered U.S. Treasury issues, whose safety attracts investors in doubtful times.
                   Beginning in late September, the U.S. Federal Reserve Board intervened to pump liquidity and confidence into markets. Investors responded favorably, and the year closed on a positive note with domestic equities rallying and bonds displaying much less momentum.
    Some stock indexes produced excellent total return for the year, with the S&P 500 index of large-company stocks up a dramatic 28.60%. But focusing on one market benchmark may give you an incomplete view. There was wide divergence among market segments this fiscal year. For example, the Russell 2000 index of small-company stocks declined 2.55%. Even within the S&P 500, the bigger the company, the better the performance.

HOW SHOULD INVESTORS RESPOND?
We understood how unnerving 1998's level of volatility could have been. Of course, our repeated message to you is to keep a long-term outlook on investments rather than responding to short-term fluctuations. And we are pleased to note that most mutual fund shareholders remained cool headed and did not pull out of the markets during 1998. In the end, most were rewarded for their long-term perspective.
    In view of recent volatility and the divergent performance of market sectors, this may be a very good time to meet with your financial consultant to review your current asset allocation and the diversification of your portfolio. Broad portfolio diversification remains one of the most fundamental principles of investing, along with long-term thinking and realistic expectations.

YOUR FUND MANAGERS' COMMENTS
On the pages that follow, your Fund's managers, experienced professionals who have weathered previous periods of market turbulence, offer more detailed discussion of how markets behaved, how they managed the portfolio in light of recent volatility, and what they foresee for markets and your Fund. We hope you find their discussion informative.

YEAR 2000 CONCERN
Many of our shareholders have asked us about AIM's year 2000 readiness status. We appreciate these concerns, and we take the year 2000 issue seriously. AIM has devoted considerable effort to creating a comprehensive plan for assessing, correcting and testing our in-house systems. We will also participate in an industrywide testing effort scheduled to begin in March. But no matter how well we prepare and test, no one can know for sure what the year 2000 will bring. Our industry's systems are connected in complex ways to many third parties, and there may be unforeseen problems when the year 2000 actually arrives. Though we cannot predict what all those problems might be, we are working with our business recovery team to develop contingency plans appropriate for a variety of year 2000 scenarios.
    We are pleased to send you this report on your Fund's fiscal year. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or at our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.


Sincerely,

/s/ Charles T. Bauer

Charles T. Bauer
Chairman, A I M Advisors, Inc.


                       ----------------------------------

                              . . . we are pleased

                               to note that most

                                  mutual fund

                             shareholders remained

                              cool headed and did

                              not pull out of the

                              markets during 1998.
                       ----------------------------------



                            AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



MARKET VOLATILITY PROVES
CHALLENGING FOR FUND

THIS YEAR WAS PARTICULARLY UNSETTLING FOR THE STOCK MARKET. HOW DID THE FUND PERFORM?
Fund performance fluctuated considerably during extreme market volatility. The Fund, like the entire mid-cap stock market, was hard hit during a deep sell-off in August. The Fund rallied by 36% between October 8, when many markets hit their low for 1998, and the December 31, 1998, close of the fiscal year. Despite this comeback, the Fund was unable to recoup its losses completely. The Fund's total return for the fiscal year ending December 31, 1998, was -4.71% for Class A shares, -5.41% for Class B shares, and -4.59% for Advisor Class shares.

WHAT WERE MARKET CONDITIONS LIKE DURING THIS REPORTING PERIOD?
As the fiscal year opened, concern about Asia's financial difficulties was widespread. The midsize-company stocks in which the Fund invests were especially out of favor as uneasy investors sought the relative safety of blue-chip stocks. Markets rallied in the spring as investors seemed to shrug off Asian worries. For the first half of the fiscal year, the Fund produced impressive returns. The latter half of the fiscal year was even more volatile. A summer rally took many stock indexes to all-time highs by mid-July, but mid-cap stocks did not participate. For example, the S&P 400 Midcap Stock Index was higher in mid-April than it was on July 17, when large-cap indexes such as the S&P 500 peaked. In August, another wave of concern washed over markets. Its causes were multiple: the seemingly intractable Asian downturn, a default on Russian government debt, the collapse of some highly leveraged hedge funds, and recognition that domestic corporate profit growth was slipping after several years of robust growth. Late in the fiscal year amid evidence of a possible credit crunch both here and abroad, the Federal Reserve Board (the Fed) shifted its focus from inflation fighting to providing liquidity and supporting markets. In three steps, it lowered the short-term target federal funds rate from 5.50% to 4.75%, and equity markets rallied in response. In the short run at least, the Fed appeared to have assured investors that it would intervene to forestall a recession. Mid-cap stocks finished the year lower than their large-cap counterparts. The S&P 400 Midcap Index produced total return of 18.25%, compared with the 28.60% return of the S&P 500. The Russell Mid-Cap Index, the Fund's benchmark, finished the year up 10.10%.

WHAT ARE YOU DOING TO IMPROVE THE FUND'S PERFORMANCE? HAVE YOU CHANGED THE WAY THE FUND IS MANAGED?
A former GT Global fund, AIM Mid Cap Equity was added to the AIM fund family during 1998. Since taking over management, we have made changes in its investment strategy to enhance the Fund's performance. We are applying AIM's discipline of growth at a reasonable price. Basically, we look for companies that are undervalued relative to their market or industry, and then try to find a catalyst for growth, such as a new product or a change in management. We look for both earnings growth and stock price improvements relative to earnings.
    The tumble in mid-cap markets this fiscal year offered a great buying opportunity for the Fund, as many growth-oriented stocks were available at a significant discount. We took advantage of this and broadened the portfolio from 46 holdings as of June 30, 1998, to 91 holdings as of December 31, 1998.
    We also diversified the Fund by adding to our technology and health-care holdings. At the end of the fiscal year, technology stocks represented 29.6% of the portfolio, while health-care stocks made up 12.3%.

WHAT AREAS OF TECHNOLOGY DID YOU FAVOR?
Of the technology holdings, semiconductor stocks made up 7.47% of the portfolio. Semiconductor makers and equipment manufacturers survived a tough year in 1998. The Asian financial flu drove down demand for electronics, components and computers in Southeast Asia and depressed the price of semiconductor stocks. But near the end of the fiscal year, these stocks saw a strong rebound as the glut in inventory eased. One of our holdings to benefit from this turnaround was Xilinx, a computer chip manufacturer whose stock rose almost four-fold in 1998. Our other semiconductor holdings included AMD, Burr-Brown and Lattice Semiconductor.
    We liked computer software and services stocks, particularly in companies that integrate and implement software solutions. We believe stocks in this sector are selling at a discount because of the "millennium bug." The computer glitch

          See important Fund and index disclosures inside front cover.

                   ------------------------------------------

                       The tumble in mid-cap markets this

                       fiscal year offered a great buying

                       opportunity for the Fund, as many

                       growth-oriented stocks were avail-

                        able at a significant discount.

                   ------------------------------------------


                            AIM MID CAP EQUITY FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of 12/31/98, based on total net assets

============================================================================================================
Top 10 Holdings                                        Top 10 Industries
------------------------------------------------------------------------------------------------------------
 1. Outdoor Systems, Inc.                    7.2%       1. Services (Advertising/Marketing)           10.41%

 2. U.S. Foodservice, Inc.                   5.0        2. Computers (Software & Services)             9.27

 3. Cablevision Systems Corp. - Class A      2.9        3. Electronics (Semiconductors)                7.47

 4. Jacor Communications, Inc.               1.8        4. Broadcasting (Television, Radio & Cable)    6.00

 5. Providian Financial Corp.                1.8        5. Healthcare (Medical Equipment & Supplies)   5.05

 6. Forest Laboratories, Inc.                1.7        6. Distributors (Food & Health)                5.01

 7. Young & Rubicam, Inc.                    1.7        7. Healthcare (Drugs - Generic and Other)      4.46

 8. Burr-Brown Corp.                         1.7        8. Oil & Gas (Exploration & Production)        3.44

 9. Arterial Vascular Engineering, Inc.      1.6        9. Oil & Gas (Drilling & Equipment)            2.95

10. International Specialty Products, Inc.   1.6       10. Services (Computer Systems)                 2.87

Please keep in mind the Fund's portfolio composition is subject to change, and there is no assurance the Fund will continue to hold any particular security.
============================================================================================================

requires reprogramming older computers and software to recognize the year 2000. Financial markets have discounted the high near-term growth of software and services firms conducting Y2K-related work, questioning whether they will continue to grow after the Year 2000. We feel that these stocks have been discounted too much, and we consider these firms to be long-term buying opportunities. Holdings in this area included Oracle, Citrix and Novell.

WHAT HEALTH-CARE STOCKS WERE ATTRACTIVE?
In the health-care sector, we favored mid-sized drug manufacturers. These companies make generic drugs but also have several proprietary products in their pipeline. Our holdings included Forest Laboratories and Teva Pharmaceutical.

WHAT IS YOUR NEAR-TERM OUTLOOK ON THE ECONOMY?
We are optimistic that the United States will avoid a recession in 1999. The economy is likely to experience annual gross domestic product growth in the 1.5% to 2.0% range, so low inflation and low interest rates should continue. The challenge will be earnings. With global markets in or near recession and the U.S. economy expanding more slowly, companies will find it harder to produce earnings growth. There is added risk until the Asian and Latin American situations stabilize.

AND WHAT DO YOU THINK ABOUT THE MID-CAP MARKET SECTOR WHERE THE FUND INVESTS?
We believe there are several reasons for optimism about mid-cap stocks. Valuations of the stocks in the mid-cap sector are significantly lower than in the large-cap sector. Mid-cap stocks also offer some refuge because they tend to have less international exposure. In addition, smaller-company stocks historically do better than large-company stocks when the Fed eases monetary policy, and we were encouraged to note that this was true after the Fed began lowering interest rates.
    Although this is much too short a period in which to identify a market trend, from the Fed's first interest rate cut September 29 through December 31, 1998, mid-caps did outperform large-caps. The S&P 400 advanced 25.74% while the large-cap S&P 500 rose 17.60%. Of course, a favorable environment for smaller-company stocks should bode well for the AIM Mid Cap Equity Fund.


                   ------------------------------------------

                      We liked computer software and ser-

                      vices stocks, particularly in compa-

                       nies that integrate and implement

                              software solutions.

                   ------------------------------------------

          See important Fund and index disclosures inside front cover.



                            AIM MID CAP EQUITY FUND

                      ANNUAL REPORT / PERFORMANCE HISTORY



YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM MID CAP EQUITY FUND VS. BENCHMARK INDEX

6/9/87-12/31/98
----------------------------------------------------------------
                              AIM Mid Cap Equity  Russell Midcap
                              Fund, Class A,      Index
                              shares
----------------------------------------------------------------
                           In thousands

6/9/87                        $ 9,452             $10,407
12/31/87                      $ 8,091             $ 8,526
12/31/88                      $ 8,992             $10,215
12/31/89                      $13,917             $12,896
12/31/90                      $12,887             $11,415
12/31/91                      $15,373             $16,156
12/31/92                      $20,253             $18,799
12/31/93                      $21,943             $21,484
12/31/94                      $25,385             $21,083
12/31/95                      $31,281             $28,238
12/31/96                      $36,177             $33,657
12/31/97                      $41,260             $43,422
12/31/98                      $39,317             $47,804
================================================================

PAST PERFORMANCE IS NO GUARANTEE OF COMPARABLE FUTURE RESULTS.

================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/98, including sales charges

CLASS A SHARES

Inception (6/9/87)       12.57%
10 years                 15.24
5 years                  11.11
1 year                   -9.94*

Class B Shares
Inception (4/1/93)       12.84%
5 years                  11.38
1 year                   -9.88**

Advisor Class Shares
Inception (6/1/95)        8.26%
3 years                   8.14
1 year                   -4.59

*-4.71% excluding sales charges
**-5.41% excluding sales charges
================================================================

Source: Towers Data Systems HYPO--Registered Trademark.

Your Fund's total return includes sales charges, expenses, and management fees. The performance of Class B and Advisor Class shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
The chart compares your Fund's Class A shares to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 6/9/87-12/31/98. (Please note that the Russell Midcap Index performance figures in this chart are for the period 5/31/87-12/31/98.) It is important to understand differences between your Fund and an index. An index measures performance of a hypothetical portfolio.
    A market index such as the Russell Midcap Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.


                            AIM MID CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-90.98%

AUTO PARTS & EQUIPMENT-0.62%

Keystone Automotive Industries,
  Inc.(a)                               103,000   $  2,156,563
--------------------------------------------------------------

BANKS (REGIONAL)-1.04%

Bank United Corp.-Class A                92,000      3,611,000
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO, & CABLE)-6.00%

Cablevision Systems Corp.-Class
  A(a)(b)                               200,000     10,037,500
--------------------------------------------------------------
Chancellor Media Corp.(a)                95,500      4,572,063
--------------------------------------------------------------
Jacor Communications, Inc.(a)            96,300      6,199,313
--------------------------------------------------------------
                                                    20,808,876
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.63%

International Specialty Products,
  Inc.(a)                               415,700      5,637,931
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.94%

Discreet Logic, Inc. (Canada)(a)        272,100      5,135,888
--------------------------------------------------------------
Tekelec(a)                               95,000      1,573,438
--------------------------------------------------------------
                                                     6,709,326
--------------------------------------------------------------

COMPUTERS (NETWORKING)-2.43%

FORE Systems, Inc.(a)                   166,900      3,056,356
--------------------------------------------------------------
Xylan Corp.(a)                          304,800      5,353,050
--------------------------------------------------------------
                                                     8,409,406
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-9.27%

BMC Software, Inc.(a)                    76,300      3,400,119
--------------------------------------------------------------
Citrix Systems, Inc.(a)                  46,900      4,552,231
--------------------------------------------------------------
Electronic Arts, Inc.(a)                 25,000      1,403,125
--------------------------------------------------------------
Hyperion Solutions Corp.(a)              68,000      1,224,000
--------------------------------------------------------------
I2 Technologies, Inc.(a)                 65,000      1,974,375
--------------------------------------------------------------
Mastech Corp.(a)                         80,000      2,290,000
--------------------------------------------------------------
Novell, Inc.(a)                         240,700      4,362,688
--------------------------------------------------------------
Oracle Corp.(a)                         123,500      5,325,938
--------------------------------------------------------------
Rational Software Corp.(a)              156,600      4,149,900
--------------------------------------------------------------
Unisys Corp.(a)                         100,000      3,443,750
--------------------------------------------------------------
                                                    32,126,126
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.60%

Blyth Industries, Inc.(a)                67,000      2,093,750
--------------------------------------------------------------

CONSUMER FINANCE-1.79%

Providian Financial Corp.                82,500      6,187,500
--------------------------------------------------------------

CONTAINERS (METAL & GLASS)-0.92%

Owens-Illinois, Inc.(a)                 104,400      3,197,250
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-5.00%

U S Foodservice, Inc.(a)(b)             353,400     17,316,600
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.99%

Molex, Inc.-Class A                     135,100      4,306,313
--------------------------------------------------------------
SCI Systems, Inc.(a)                     45,000      2,598,750
--------------------------------------------------------------
                                                     6,905,063
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTOR)-7.47%

Advanced Micro Devices, Inc.(a)         145,600      4,213,300
--------------------------------------------------------------
Analog Devices, Inc.(a)                 106,200      3,332,025
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

ELECTRONICS (SEMICONDUCTOR)-(CONTINUED)

Burr-Brown Corp.(a)                     247,300   $  5,796,094
--------------------------------------------------------------
Dallas Semiconductor Corp.               49,000      1,996,750
--------------------------------------------------------------
Lattice Semiconductor Corp.(a)           64,000      2,938,000
--------------------------------------------------------------
Level One Communications, Inc.(a)        68,300      2,424,650
--------------------------------------------------------------
Xilinx, Inc.(a)                          79,600      5,183,950
--------------------------------------------------------------
                                                    25,884,769
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.85%

KLA-Tencor Corp.(a)                      68,200      2,958,175
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.33%

Ambac Financial Group, Inc.              35,000      2,106,563
--------------------------------------------------------------
SEI Investments Co.                      25,000      2,484,375
--------------------------------------------------------------
                                                     4,590,938
--------------------------------------------------------------

HEALTHCARE (DRUGS-GENERIC & OTHER)-4.46%

Barr Laboratories, Inc.(a)               42,000      2,016,000
--------------------------------------------------------------
Forest Laboratories, Inc.(a)            113,000      6,010,188
--------------------------------------------------------------
Jones Pharma, Inc.                       55,400      2,022,100
--------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                      78,900      3,210,244
--------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)          35,000      2,200,625
--------------------------------------------------------------
                                                    15,459,157
--------------------------------------------------------------

HEALTHCARE (MEDICAL EQUIPMENT & SUPPLIES)-5.05%

Allegiance Corp.                         40,000      1,865,000
--------------------------------------------------------------
Arterial Vascular Engineering, Inc.(a)  108,100      5,675,250
--------------------------------------------------------------
Guidant Corp.                            28,000      3,087,000
--------------------------------------------------------------
Henry Schein, Inc.(a)                    50,000      2,237,500
--------------------------------------------------------------
PSS World Medical, Inc.(a)               95,000      2,185,000
--------------------------------------------------------------
Sybron International Corp.(a)            90,000      2,446,875
--------------------------------------------------------------
                                                    17,496,625
--------------------------------------------------------------

HEALTHCARE (SPECIALIZED SERVICES)-1.55%

Alza Corp.(a)                            66,000      3,448,500
--------------------------------------------------------------
Omnicare, Inc.                           55,000      1,911,250
--------------------------------------------------------------
                                                     5,359,750
--------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.93%

EXEL Limited-Class A                     43,100      3,232,500
--------------------------------------------------------------

LODGING-HOTELS-0.94%

Promus Hotel Corp.(a)                   100,500      3,253,688
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.18%

Applied Power, Inc.-Class A             108,100      4,080,775
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-2.53%

Pall Corp.                              135,700      3,434,906
--------------------------------------------------------------
United States Filter Corp.              233,249      5,335,571
--------------------------------------------------------------
                                                     8,770,477
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.95%

BJ Services Co.(a)                      174,900      2,732,812
--------------------------------------------------------------
Cooper Cameron Corp.(a)                 102,800      2,518,600
--------------------------------------------------------------
Rowan Companies, Inc.(a)                116,000      1,160,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Transocean Offshore Inc.                 45,600   $  1,222,650
--------------------------------------------------------------
Weatherford International, Inc.(a)      134,400      2,604,000
--------------------------------------------------------------
                                                    10,238,062
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-3.44%

Anadarko Petroleum Corp.                 81,800      2,525,575
--------------------------------------------------------------
Burlington Resources, Inc.              132,200      4,734,412
--------------------------------------------------------------
Devon Energy Corp.                       50,000      1,534,375
--------------------------------------------------------------
Noble Affiliates, Inc.                   50,000      1,231,250
--------------------------------------------------------------
Seagull Energy Corp.(a)                 301,200      1,901,325
--------------------------------------------------------------
                                                    11,926,937
--------------------------------------------------------------

PERSONAL CARE-0.49%

Avon Products, Inc.                      38,000      1,681,500
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.25%

New York Times Co. (The)-Class A         25,000        867,187
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.40%

Federated Department Stores,
  Inc.(a)                                33,000      1,437,562
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.63%

Kroger Co.(a)                            36,000      2,178,000
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.04%

Kmart Corp.(a)                          235,000      3,598,437
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.37%

Pep Boys-Manny, Moe & Jack              301,800      4,734,487
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.61%

Abercrombie & Fitch Co.-Class A(a)       18,600      1,315,950
--------------------------------------------------------------
Intimate Brands, Inc.                   142,200      4,248,225
--------------------------------------------------------------
                                                     5,564,175
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.94%

GreenPoint Financial Corp.               92,900      3,263,111
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-10.39%

Outdoor Systems, Inc.(a)(b)             831,180     24,935,400
--------------------------------------------------------------
Snyder Communications, Inc.(a)          152,700      5,153,625
--------------------------------------------------------------
Young & Rubicam, Inc.(a)                183,200      5,931,100
--------------------------------------------------------------
                                                    36,020,125
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.16%

Metzler Group, Inc.(a)                   60,000      2,921,250
--------------------------------------------------------------
Stewart Enterprises, Inc.- Class A       50,000      1,112,500
--------------------------------------------------------------
                                                     4,033,750
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-2.87%

Cambridge Technology Partners,
  Inc.(a)                               164,400      3,637,350
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SERVICES (COMPUTER SYSTEMS)-(CONTINUED)

Gerber Scientific, Inc.                  82,600   $  1,966,912
--------------------------------------------------------------
Policy Management Systems Corp.(a)       86,000      4,343,000
--------------------------------------------------------------
                                                     9,947,262
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.83%

CSG Systems International, Inc.(a)       41,000      3,239,000
--------------------------------------------------------------
Equifax, Inc.                            25,000        854,687
--------------------------------------------------------------
NOVA Corp.(a)                            65,300      2,265,093
--------------------------------------------------------------
                                                     6,358,780
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.68%

Metromedia Fiber Network, Inc.(a)        70,000      2,345,000
--------------------------------------------------------------

WASTE MANAGEMENT-1.41%

Allied Waste Industries, Inc.(a)        207,000      4,890,375
--------------------------------------------------------------
    Total Common Stocks (Cost
      $252,047,680)                                315,330,995
--------------------------------------------------------------

OPTIONS PURCHASED-0.03%
PUT OPTIONS-0.03%
BROADCASTING (TELEVISION, RADIO & CABLE)-0.00%

                       NUMBER OF   EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
Cablevision Systems Corp.-
  Class A                1,230         40       Jan-99     $     15,375
-----------------------------------------------------------------------
DISTRIBUTORS (FOOD &
  HEALTH)-0.01%
U S Foodservice, Inc.    2,828         45       Jan-99           35,350
-----------------------------------------------------------------------
SERVICES (ADVERTISING/
  MARKETING)-0.02%
Outdoor Systems, Inc.    7,010      22.50       Jan-99           65,718
-----------------------------------------------------------------------
    Total Options Purchased
      (Cost $1,172,362)                                         116,443
-----------------------------------------------------------------------

                                      SHARES
WARRANTS-0.50%
BANKS (REGIONAL)-0.50%
Golden State Bancorp, Litigation
  Warrants, expiring 01/01/01
  (Cost $2,296,743)                     381,300   $  1,739,682
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
REPURCHASE AGREEMENT-7.90%
SBC Warburg Dillon Read Inc.,
  4.75%, 01/04/99                   $27,371,944   $ 27,371,944
--------------------------------------------------------------
TOTAL INVESTMENTS-99.41%                           344,559,064
--------------------------------------------------------------
OTHER ASSETS & LIABILITIES-0.59%                     2,059,395
--------------------------------------------------------------
NET ASSETS-100.00%                                $346,618,459
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 4.
(c) Collateral on repurchase agreements, including the fund's pro-rata interest in joint repurchase agreement is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts. with other mutual funds private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

Abbreviation:

ADR - American Depositary Receipt

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value
  (cost $282,888,729)                        $344,559,064
---------------------------------------------------------
Cash                                              718,265
---------------------------------------------------------
Receivables for:
  Investments sold                              3,035,046
---------------------------------------------------------
  Fund shares sold                              5,232,000
---------------------------------------------------------
  Dividends and interest                           57,064
---------------------------------------------------------
Other assets                                       14,660
---------------------------------------------------------
    Total assets                              353,616,099
---------------------------------------------------------

LIABILITIES:

Payable for fund shares reacquired              1,853,509
---------------------------------------------------------
Options written
  (premiums received $2,262,028)                4,346,737
---------------------------------------------------------
Accrued investment management &
  administration fees                             203,493
---------------------------------------------------------
Accrued accounting fees                             7,983
---------------------------------------------------------
Accrued distribution fees                         352,058
---------------------------------------------------------
Accrued trustees' fees                              7,113
---------------------------------------------------------
Accrued transfer agent fees                        83,800
---------------------------------------------------------
Accrued operating expenses                        142,947
---------------------------------------------------------
    Total liabilities                           6,997,640
---------------------------------------------------------
Net assets applicable to shares outstanding  $346,618,459
---------------------------------------------------------

NET ASSETS:

Class A                                      $180,258,032
=========================================================
Class B                                      $165,447,122
=========================================================
Advisor Class                                $    913,305
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:
Class A                                         9,501,665
=========================================================
Class B                                         9,110,457
=========================================================
Advisor Class                                      47,866
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      18.97
---------------------------------------------------------
  Offering price per share:
    (Net asset value of
     $18.97 divided by 94.50%)               $      20.07
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      18.16
=========================================================
Advisor Class:
  Net asset value and offering price per
    share                                    $      19.08
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $5,749 foreign
withholding tax)                             $  1,161,164
---------------------------------------------------------
Interest                                          613,489
---------------------------------------------------------
Security lending income                           254,918
---------------------------------------------------------
    Total investment income                     2,029,571
---------------------------------------------------------

EXPENSES:

Investment management & administration fees     3,140,938
---------------------------------------------------------
Accounting fees                                   118,894
---------------------------------------------------------
Trustees fees                                      17,403
---------------------------------------------------------
Distribution fees -- Class A                      760,959
---------------------------------------------------------
Distribution fees -- Class B                    2,148,252
---------------------------------------------------------
Transfer agent fees -- Class A                    487,406
---------------------------------------------------------
Transfer agent fees -- Class B                    483,318
---------------------------------------------------------
Transfer agent fees -- Advisor Class                2,521
---------------------------------------------------------
Other                                           1,043,368
---------------------------------------------------------
    Total expenses                              8,203,059
---------------------------------------------------------
Less: Expense reductions                          (46,733)
---------------------------------------------------------
     Net expenses                               8,156,326
---------------------------------------------------------
Net investment income (loss)                   (6,126,755)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION
  CONTRACTS:

Net realized gain (loss) from investment
  securities                                   (7,289,125)
---------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        (3,811,413)
---------------------------------------------------------
  Option contracts written                     (2,084,709)
---------------------------------------------------------
                                               (5,896,122)
---------------------------------------------------------
    Net gain (loss) from investment
       securities and option contracts        (13,185,247)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $(19,312,002)
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                                    1998             1997
                                                                -------------    -------------

OPERATIONS:

  Net investment income (loss)                                  $  (6,126,755)   $  (6,767,300)
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    option contracts                                               (7,289,125)      91,288,360
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities and option contracts                                (5,896,122)     (23,043,968)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  (19,312,002)      61,477,092
----------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains on investment securities:

  Class A                                                          (8,638,559)     (27,861,047)
----------------------------------------------------------------------------------------------
  Class B                                                          (8,762,197)     (29,550,073)
----------------------------------------------------------------------------------------------
  Advisor Class                                                       (46,305)        (120,835)
----------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                         (59,340,039)     (91,841,233)
----------------------------------------------------------------------------------------------
  Class B                                                         (69,635,070)     (78,964,718)
----------------------------------------------------------------------------------------------
  Advisor Class                                                        70,469         (860,102)
----------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                        (165,663,703)    (167,720,916)
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                             512,282,162      680,003,078
----------------------------------------------------------------------------------------------
  End of period                                                 $ 346,618,459    $ 512,282,162
==============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $ 295,648,297    $ 430,679,692
----------------------------------------------------------------------------------------------
  Undistributed net investment income                                      --               --
----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts            (8,615,464)      16,120,722
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                                59,585,626       65,481,748
----------------------------------------------------------------------------------------------
                                                                $ 346,618,459    $ 512,282,162
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Equity Fund, formerly AIM Mid Cap Growth Fund, (the "Fund"), is a separate series of AIM Growth Series (the "Trust"). The Trust is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has six diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.
  The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.
A. Portfolio Valuation -- The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.
     Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.
     Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost which approximates market value.
     Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.
B. Repurchase Agreements -- With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.
C. Option Accounting Principles -- When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option is the mean between the last bid and asked prices on that day. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in interest rates.
     The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.
     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.
D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.
E. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are computed on the basis of specific identification of the Securities sold. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. On December 31, 1998 $6,126,755 was reclassified from paid-in capital to undistributed net investment income as a result of a net operating tax loss in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected as a result of this reclassification.
F. Portfolio Securities Loaned -- At December 31, 1998, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Fund:

                                DECEMBER 31, 1998           PERIOD ENDED
                          -----------------------------   DECEMBER 31, 1998
                          AGGREGATE VALUE      CASH       -----------------
                             ON LOANS       COLLATERAL      FEES RECEIVED
                          ---------------   -----------   -----------------
                            $49,076,261     $49,978,243       $254,918

     Cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.
G. Taxes -- It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under
   Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The Fund has a capital loss carryforward of $8,616,058 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2006. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.
H. Distributions to Shareholders -- Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.
I. Restricted Securities -- The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered.
   Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.
J. Indexed Securities -- The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.
K. Line of Credit -- The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first serve basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets. On December 31, 1998, the Fund did not have loans outstanding.
     For the period ended December 31, 1998, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $9,979,175 with a weighted average interest rate of 6.33%. Interest expense for the Fund for the period ended December 31, 1998 was $253,985, and is included in "Other Expenses" on the Statement of Operations.

NOTE 2-RELATED PARTIES

A I M Advisors, Inc. ("Manager") is the Fund's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC, became the investment manager and administrator of the Fund. Also on May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust. Finally, on September 4, 1998, A I M Fund Services, Inc. ("AFS"), a wholly-owned subsidiary of the Manager, became the transfer agent of the Fund.

  The Fund pays investment management and administration fees to the Manager at the annualized rate of 0.725% on the first $500 million of average daily net assets of the Fund; 0.70% on the next $500 million; 0.675% on the next $500 million; and 0.65% on amounts thereafter.
  AIM Distributors serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of Chancellor LGT, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.
  Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained the following sales charges: $4,819 and $17,303, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.
  Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of: $191,592 and $770,735, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.
  For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Old Class A Plan") and Class B shares ("Old Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Old Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Old Class A Plan would have been incurred within one year of such reimbursement.
  For the period ended May 29, 1998, pursuant to the Old Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Old Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.
  Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of each of the Fund's Class A shares.
  Pursuant to the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.
  The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.
  The Manager and AIM Distributors have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class Shares, respectively. This undertaking may be changed or eliminated in the future. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.
  Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 for each shareholder accounts that are open during any calendar month (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any calendar month. Both fees are billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.
  For the period January 1, 1998 to September 4, 1998, GT Global Investor Services, Inc., an affiliate of Chancellor LGT, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the

Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.
  The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.
   The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or AFS $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.
   At December 31, 1998, all of the shares of beneficial interest were owned either by the Fund or Invesco (NY), Inc.
NOTE 3-PURCHASES AND SALES OF SECURITIES

  The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1998 was $710,371,237 and $898,879,718, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $70,168,213
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                         (8,497,878)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $61,670,335
===============================================================
  Cost of investments is the same for tax and
    financial statement purposes.

NOTE 4-CALL OPTIONS CONTRACTS WRITTEN
Transactions in call options written during the year ended December 31, 1998 are summarized as follows:

                                           CALL OPTION CONTRACTS
                                           ----------------------
                                           NUMBER OF    PREMIUMS
                                           CONTRACTS    RECEIVED
                                           ---------   ----------
Beginning of period                             --             --
-----------------------------------------------------------------
Written                                     11,068     $2,262,028
-----------------------------------------------------------------
End of period                               11,068     $2,262,028
=================================================================

  Open call option contracts written at December 31, 1998 were as follows:

                                                                    DECEMBER 31,
                                            NUMBER                      1998         UNREALIZED
                       CONTRACT   STRIKE      OF        PREMIUMS       MARKET       APPRECIATION
ISSUER                  MONTH     PRICE    CONTRACTS    RECEIVED       VALUE       (DEPRECIATION)
------                 --------   ------   ---------    --------    ------------   --------------
Cablevision Systems
 Corp.                  Jan 99      45       1230      $  371,546    $  691,875     $  (320,329)
-------------------------------------------------------------------------------------------------
Outdoor Systems, Inc.   Jan 99      25       7010       1,699,675     3,548,812      (1,849,137)
-------------------------------------------------------------------------------------------------
U S Foodservice, Inc.   Jan 99      50       2828         190,807       106,050          84,757
-------------------------------------------------------------------------------------------------
                                                       $2,262,028    $4,346,737     $(2,084,709)
=================================================================================================

NOTE 5-SHARE INFORMATION

Changes in the Fund's shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                  1998                          1997
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   -----------   -------------
Sold:
  Class A               23,952,734   $ 505,999,810    24,801,099   $ 522,081,212
--------------------------------------------------------------------------------
  Class B                5,833,056     120,542,669     9,218,434     190,231,954
--------------------------------------------------------------------------------
  Advisor Class            887,277      18,970,978     1,056,271      23,267,932
--------------------------------------------------------------------------------
Issued as
reinvestment of
dividends:
  Class A                  448,265       7,998,160     1,170,749      23,490,213
--------------------------------------------------------------------------------
  Class B                  471,450       8,052,203     1,240,395      24,063,873
--------------------------------------------------------------------------------
  Advisor Class              2,579          46,305         5,993         120,751
--------------------------------------------------------------------------------
Reacquired:
  Class A              (27,068,413)   (573,338,009)  (30,338,852)   (637,412,658)
--------------------------------------------------------------------------------
  Class B               (9,774,765)   (198,229,942)  (14,376,532)   (293,260,545)
--------------------------------------------------------------------------------
  Advisor Class           (896,015)    (18,946,814)   (1,103,923)    (24,248,785)
--------------------------------------------------------------------------------
                        (6,143,832)  $(128,904,640)   (8,326,366)  $(171,666,053)
================================================================================

NOTE 6-EXPENSE REDUCTIONS

The Manager has directed certain portfolio trades to brokers who then paid a portion of the Fund's expenses. For the year ended December 31, 1998, the expenses of the Fund were reduced by $46,733 under these arrangements.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B outstanding during each of the years in the five-year period ended December 31, 1998 and for a share of Advisor Class capital stock outstanding during each of the years in three-year period ended December 31, 1998 and the period June 1, 1995 (date operations commenced) through December 31, 1995.

                                                                                     Class A
                                                               ----------------------------------------------------
                                                               1998(a)      1997       1996       1995       1994
                                                               --------   --------   --------   --------   --------
Net asset value, beginning of period                           $  21.01   $  20.77   $  19.07   $  17.69   $  17.17
------------------------------------------------------------   --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income                                           (0.24)(b)  (0.20)      0.03       0.24       0.04(b)
------------------------------------------------------------   --------   --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (0.81)      3.00       2.96       3.93       2.55
------------------------------------------------------------   --------   --------   --------   --------   --------
    Total from investment operations                              (1.05)      2.80       2.99       4.17       2.59
------------------------------------------------------------   --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                               --         --         --      (0.21)     (0.02)
------------------------------------------------------------   --------   --------   --------   --------   --------
  Distributions from net realized gains                           (0.99)     (2.56)     (1.29)     (2.58)     (2.05)
------------------------------------------------------------   --------   --------   --------   --------   --------
    Total distributions                                           (0.99)     (2.56)     (1.29)     (2.79)     (2.07)
------------------------------------------------------------   --------   --------   --------   --------   --------
Net asset value, end of period                                 $  18.97   $  21.01   $  20.77   $  19.07   $  17.69
============================================================   ========   ========   ========   ========   ========
Total Return(C)                                                   (4.71)%    14.05%     15.65%     23.23%     15.69%
============================================================   ========   ========   ========   ========   ========
Ratios/supplemental data:
  Net assets, end of period (000s omitted)                     $180,258   $255,674   $343,427   $396,291   $196,937
============================================================   ========   ========   ========   ========   ========
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement                     1.56%(d)   1.37%      1.36%      1.46%      1.58%
============================================================   ========   ========   ========   ========   ========
  Without expense reductions and/or reimbursement                  1.57%(d)   1.48%      1.41%      --         --
============================================================   ========   ========   ========   ========   ========
Ratio of net investment income to average net assets
  With expense reductions and/or reimbursement                    (1.09)%(d) (0.90)%     0.12%      1.24%      0.17%
============================================================   ========   ========   ========   ========   ========
  Without expense reductions and/or reimbursement                 (1.10)%(d) (1.01)%     0.07%      --         --
============================================================   ========   ========   ========   ========   ========
Portfolio turnover rate(e)                                          168%       190%       253%        71%       102%
============================================================   ========   ========   ========   ========   ========

(a) The Fund changed investment advisors on May 29, 1998.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average net assets of $216,642,403.
(e) Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                               Class B                                   Advisor Class
                                         ---------------------------------------------------   ----------------------------------
                                         1998(a)      1997       1996       1995     1994(a)   1998(a)    1997     1996     1995
                                         --------   --------   --------   --------   -------   -------   ------   ------   ------
Net asset value, beginning of period     $  20.31   $  20.28   $  18.77   $  17.50   $ 17.09   $21.10    $20.76   $19.05   $20.61
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
Income from investment operations:
  Net investment income                     (0.38)(b)    (0.34)    (0.11)     0.10     (0.09)   (0.17)(b)  (0.15)   0.09     0.21
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
  Net gains (losses) on securities
    (both realized and unrealized)          (0.78)      2.93       2.91       3.87      2.55    (0.86)     3.05     2.91     1.09
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
    Total from investment operations        (1.16)      2.59       2.80       3.97      2.46    (1.03)     2.90     3.00     1.30
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
Less distributions:
  Dividends from net investment income         --         --         --      (0.12)       --       --        --       --    (0.28)
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
  Distributions from net realized
    gains                                   (0.99)     (2.56)     (1.29)     (2.58)    (2.05)   (0.99)    (2.56)   (1.29)   (2.58)
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
    Total distributions                     (0.99)     (2.56)     (1.29)     (2.70)    (2.05)   (0.99)    (2.56)   (1.29)   (2.86)
--------------------------------------   --------   --------   --------   --------   -------   ------    ------   ------   ------
Net asset value, end of period           $  18.16   $  20.31   $  20.28   $  18.77   $ 17.50   $19.08    $21.10   $20.76   $19.05
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
Total Return(c)                             (5.41)%    13.35%     14.82%     22.42%    15.06%   (4.59)%   14.54%   15.72%    6.01%
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
Ratios/supplemental data:
  Net assets, end of period (000s
    omitted)                             $165,447   $255,468   $334,590   $348,435   $80,060      $913   $1,140   $1,986   $1,394
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
Ratio of expenses to average net
  assets:
  With expense reductions and/or
    reimbursement                            2.21%(d)   2.02%      2.01%      2.11%     2.23%    1.21%(d)  1.02%    1.01%   1.11%(e)
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
  Without expense reductions and/or
    reimbursement                            2.22%(d)   2.13%      2.06%       --         --     1.22%(d)  1.13%    1.06%      --
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
Ratio of net investment income to
  average net assets
  With expense reductions and/or
    reimbursement                           (1.74)%(d) (1.55)%    (0.53)%     0.59%    (0.48)%  (0.74)%(d) 0.55%    0.47%   1.59%(e)
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
  Without expense reductions and/or
    reimbursement                           (1.75)%(d) (1.66)%    (0.58)%       --        --    (0.75)%(d)(0.66)%   0.42%     --
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======
Portfolio turnover rate(f)                    168%       190%       253%        71%      102%     168%      190%     253%      71%
======================================   ========   ========   ========   ========   =======   ======    ======   ======   ======

(a) The Fund changed investment advisors on May 29, 1998.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) Ratios are based on average net assets of $214,825,194 and $1,120,683 for Class B and Advisor Class, respectively.
(e) Annualized.
(f) Portfolio turnover rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Mid Cap Equity Fund (formerly AIM Mid Cap Growth Fund) and
                       Board of Trustees of AIM Growth Series:

                       In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Mid Cap Equity Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                    PricewaterhouseCoopers LLP

                       Boston, Massachusetts
                       February 19, 1999

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of G.T. Global Growth Series, now known as AIM Growth Series (the "Trust"), was held on May 20, 1998. The meeting was held for the following purposes:

(1) To elect Trustees as follows: C. Derek Anderson, Frank S. Bayley, William J. Guilfoyle, Arthur C. Patterson and Ruth H. Quigley.

(2) To approve a new investment management and administration contract and sub-advisory and sub-administration contract with respect to each Series of the Trust (each, a "Fund," and collectively, the "Funds").

(3) To approve replacement Rule 12b-1 plans of distribution with respect to Class A and B shares of each Fund.

(4) To approve changes to the fundamental investment restrictions of each Fund.

(5) To approve an agreement and plan of conversion and termination for the Trust.

(6) To ratify the selection of Coopers & Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's independent public accountants.

The results of the proxy solicitation on the above matters were as follows:

                                                                                     VOTES      WITHHELD/
        TRUSTEE/MATTER                                                VOTES FOR     AGAINST    ABSTENTIONS
        --------------                                                ----------   ---------   -----------
(1)     C. Derek Anderson...........................................  71,221,289         N/A    5,894,682
        Frank S. Bayley.............................................  71,241,614         N/A    5,874,357
        William J. Guilfoyle........................................  71,251,357         N/A    5,864,614
        Arthur C. Patterson.........................................  71,255,705         N/A    5,860,266
        Ruth H. Quigley.............................................  71,264,495         N/A    5,851,476
(2)(a)  Approval of investment management and administration
        contract....................................................   8,717,532     294,932    3,086,469*
(2)(b)  Approval of sub-advisory and sub-administration contract....   8,618,117     329,205    3,151,611*
(3)     Approval of replacement Rule 12b-1 plans of distribution
        CLASS A.....................................................   5,442,250     200,960      496,964
        CLASS B.....................................................   5,217,695     150,220      541,029
(4)(a)  Modification of Fundamental Restriction on Portfolio
        Diversification.............................................   8,584,344     340,700    3,173,889*
(4)(b)  Modification of Fundamental Restriction on Concentration....   8,584,344     340,700    3,173,889*
(4)(c)  Modification of Fundamental Restriction on Issuing Senior
        Securities and Borrowing Money..............................   8,582,480     342,564    3,173,889*
(4)(d)  Modification of Fundamental Restriction on Making Loans.....   8,583,864     341,180    3,173,889*
(4)(e)  Modification of Fundamental Restriction on Underwriting
        Securities..................................................   8,584,344     340,700    3,173,889*
(4)(f)  Modification of Fundamental Restriction on Real Estate
        Investments.................................................   8,583,573     341,471    3,173,889*
(4)(g)  Modification of Fundamental Restriction on Investing in
        Commodities.................................................   8,582,480     342,564    3,173,889*
(4)(h)  Elimination of Fundamental Restriction on Margin
        Transactions................................................   8,579,024     346,020    3,173,889*
(4)(i)  Elimination of Fundamental Restriction on Pledging Assets...   8,579,195     345,849    3,173,889*
(4)(j)  Elimination of Fundamental Restriction on Investments in
        Oil, Gas and Mineral Leases and Programs....................   8,580,326     344,718    3,173,889*
(4)(k)  Elimination of Fundamental Restriction on Investing for the
        Purpose of Control..........................................   8,579,543     345,501    3,173,889*
(4)(l)  Elimination of Fundamental Restriction on Purchasing
        Securities of Issuers in Which Officers and Board Members of
        the Trust and Its Affiliates Own Securities.................   8,580,477     344,567    3,173,889*
(4)(m)  Elimination of Fundamental Restriction on Joint
        Participation in a Securities Trading Account...............   8,581,560     343,484    3,173,889*
(4)(n)  Elimination of Fundamental Restriction on Selling Securities
        Short.......................................................   8,579,976     345,068    3,173,889*
(4)(o)  Approval of New Fundamental Investment Policy Regarding
        Investment of All of Each Fund's Assets in an Open-End
        Fund........................................................   8,584,039     341,005    3,173,889*
(5)     Approval of an agreement and plan of conversion and
        termination with respect to the Trust.......................  54,496,135   2,507,411   20,112,425*
(6)     Ratification of the selection of Coopers and Lybrand L.L.P., now known as PricewaterhouseCoopers LLP, as the Trust's
        Independent Public Accountants..............................  71,858,619   1,177,277    4,080,070

---------------

* Includes Broker Non-Votes

BOARD OF TRUSTEES                            OFFICERS                                OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                        11 Greenway Plaza
President, Plantagenet Capital               Chairman and President                  Suite 100
Management, LLC (an investment                                                       Houston, TX 77046
partnership); Chief Executive Officer,       Dana R. Sutton
Plantagenet Holdings, Ltd.                   Vice President & Assistant Treasurer    INVESTMENT MANAGER
(an investment banking firm)
                                             Samuel D. Sirko                         A I M Advisors, Inc.
Frank S. Bayley                              Vice President & Secretary              11 Greenway Plaza
Partner, law firm of                                                                 Suite 100
Baker & McKenzie                             Kenneth W. Chancey                      Houston, TX 77046
                                             Vice President & Principal
Robert H. Graham                             Accounting Officer                      TRANSFER AGENT
President and Chief Executive Officer,
A I M Management Group Inc.                  John J. Arthur                          A I M Fund Services, Inc.
                                             Vice President                          P.O. Box 4739
Arthur C. Patterson                                                                  Houston, TX 77210-4739
Managing Partner, Accel Partners             Melville B. Cox
(a venture capital firm)                     Vice President                          CUSTODIAN

Ruth H. Quigley                              Gary T. Crum                            State Street Bank and Trust Company
Private Investor                             Vice President                          225 Franklin Street
                                                                                     Boston, MA 02110
                                             Carol F. Relihan
                                             Vice President                          COUNSEL TO THE FUND

                                             Nancy L. Martin                         Kirkpatrick & Lockhart LLP
                                             Assistant Secretary                     1800 Massachusetts Avenue, N.W.
                                                                                     Washington, D.C. 20036-1800
                                             Ofelia M. Mayo
                                             Assistant Secretary                     COUNSEL TO THE TRUSTEES

                                             Kathleen J. Pflueger                    Paul, Hastings, Janofsky & Walker LLP
                                             Assistant Secretary                     Twenty Third Floor
                                                                                     555 South Flower Street
                                             Pamela Ruddock                          Los Angeles, CA 90071
                                             Assistant Treasurer
                                                                                     DISTRIBUTOR
                                             Paul Wozniak
                                             Assistant Treasurer                     A I M Distributors, Inc.
                                                                                     11 Greenway Plaza
                                                                                     Suite 100
                                                                                     Houston, TX 77046

                                                                                     AUDITORS

                                                                                     PricewaterhouseCoopers LLP
                                                                                     One Post Office Square
                                                                                     Boston, MA 02109

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Mid Cap Equity Fund paid ordinary dividends in the amount of $0.7671 per share to shareholders during its tax year ended December 31, 1998. Of this amount, 3.13% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $3,904,078 for the Fund's tax year ended December 31, 1998. Of long-term capital gains distributed, 100% is 20% rate gain.

                      HOW AIM MAKES INVESTING EASY FOR YOU


o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.

                    ---------------------------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                               FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                    ---------------------------------------

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                              MONEY MARKET FUNDS                    A I M Management Group Inc. has provided leadership
AIM Aggressive Growth Fund(1)             AIM Money Market Fund                 in the mutual fund industry since 1976 and managed
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund              approximately $109 billion in assets for more than
AIM Capital Development Fund                                                    6.2 million shareholders, including individual
AIM Constellation Fund                    INTERNATIONAL GROWTH FUNDS            investors, corporate clients, and financial
AIM Mid Cap Equity Fund(2), (A)           AIM Advisor International Value Fund  institutions, as of December 31, 1998.
AIM Select Growth Fund(3)                 AIM Asian Growth Fund                     The AIM Family of Funds--Registered Trademark--
AIM Small Cap Growth Fund(2), (B)         AIM Developing Markets Fund(2)        is distributed nationwide, and AIM today is the
AIM Small Cap Opportunities Fund          AIM Europe Growth Fund(2)             10th-largest mutual fund complex in the U.S. in
AIM Value Fund                            AIM European Development Fund         assets under management, according to Strategic
AIM Weingarten Fund                       AIM International Equity Fund         Insight, an independent mutual fund monitor.
                                          AIM Japan Growth Fund(2)
GROWTH & INCOME FUNDS                     AIM Latin American Growth Fund(2)
AIM Advisor Flex Fund                     AIM New Pacific Growth Fund(2)
AIM Advisor Large Cap Value Fund
AIM Advisor MultiFlex Fund                GLOBAL GROWTH FUNDS
AIM Advisor Real Estate Fund              AIM Global Aggressive Growth Fund
AIM Balanced Fund                         AIM Global Growth Fund
AIM Basic Value Fund(2), (C)
AIM Charter Fund                          GLOBAL GROWTH & INCOME FUNDS
                                          AIM Global Growth & Income Fund(2)
INCOME FUNDS                              AIM Global Utilities Fund
AIM Floating Rate Fund(2)
AIM High Yield Fund                       GLOBAL INCOME FUNDS
AIM High Yield Fund II                    AIM Emerging Markets Debt Fund(2), (D)
AIM Income Fund                           AIM Global Government Income Fund(2)
AIM Intermediate Government Fund          AIM Global Income Fund
AIM Limited Maturity Treasury Fund        AIM Strategic Income Fund(2)

TAX-FREE INCOME FUNDS                     THEME FUNDS
AIM High Income Municipal Fund            AIM Global Consumer Products and Services Fund(2)
AIM Municipal Bond Fund                   AIM Global Financial Services Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Health Care Fund(2)
AIM Tax-Free Intermediate Fund            AIM Global Infrastructure Fund(2)
                                          AIM Global Resources Fund(2)
                                          AIM Global Telecommunications Fund(2)
                                          AIM Global Trends Fund(2), (E)


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.